UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, in June 2023, the Company issued certain convertible promissory notes to various noteholders, some of which were subsequently acquired from such noteholders by third-party purchasers in transactions that did not include the Company as a party. The Company has agreed with purchasers of such notes (the “Investors”) to the conversion and settlement of certain notes held by such Investors, which will result in the issuance of shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company. While the initial conversion transaction may ultimately result in the issuance of up to approximately 11 million shares of Common Stock to settle $635,000 in principal of notes (and subsequent transactions may result in the issuance of up to approximately 12 million shares (to settle $530,000 in principal of notes), 17 million shares (to settle $767,000 in principal of notes), and 25 million shares (to settle $1,100,000 in principal of notes, respectively), the Company agreed not to issue shares with respect to any such transaction if that would result in the noteholder receiving more than 4.99% of the outstanding Common Stock at any given time. Further, the Company will not issue Common Stock with respect to any such transaction in excess of 19.99% of the outstanding Common Stock as of the effective date of such transaction, unless the Company has obtained stockholder approval to issue shares in excess of such amount. The Company has engaged in and anticipates engaging in similar transactions with respect to other outstanding debt and obligations as part of its effort to reduce debt, improve its capital structure, and expand its stockholder base. The Company previously obtained stockholder approval for issuances that would exceed 20% or more of the outstanding Common Stock; however, based on NYSE rules, that blanket authorization lapsed 90 days after the February 22, 2024 stockholder meeting. The Company intends to promptly seek stockholder approval for issuances of Common Stock that would exceed 20% or more of the outstanding Common Stock for an additional 90-day period to continue to support its financing and recapitalization goals.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02. The securities described in Item 1.01 are being issued privately pursuant to an exemption from registration available pursuant to Section 3(a)(9) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

On June 11, 2024, the Board of Directors of Nuburu, Inc., a Delaware corporation (the “Company”), approved a reverse stock split of the Company’s authorized, issued and outstanding shares of Common Stock, at a ratio of 1-for-40 (the “Reverse Stock Split”). The Reverse Stock Split has also been duly approved by the holders of the requisite number of shares of the Company’s capital stock.

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected because the Company believes the anticipated increase in the market price of the Common Stock resulting from the Reverse Stock Split will benefit the Company and its stockholders. The Company cannot provide assurance that such increase will occur or that, if such increase does occur, that it will be sustained.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number

The Reverse Stock Split will become effective on June 24, 2024 (the “Effective Date”) after the close of market. The Common Stock should begin trading on a split-adjusted basis at the commencement of trading on June 25, 2024, under the Company’s existing trading symbol “BURU.” The Common Stock has been assigned a new CUSIP number, 67021W301, in connection with the Reverse Stock Split.

Split Adjustment; Treatment of Fractional Shares

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 40, with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. Also on the Effective Date, all equity awards outstanding immediately prior to the Reverse Stock Split will be adjusted to reflect the Reverse Stock Split.

Certificated Shares

Each certificate, or book entry, that immediately prior to the Reverse Stock Split represented shares of Common Stock, will, following the Reverse Stock Split, represent that number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry shall have been combined, subject to the treatment of fractional shares as described above.

Delaware State Filing

The Reverse Stock Split will be effected pursuant to the Company’s filing of a Certificate of Amendment (the “Certificate”) with the Secretary of State of the State of Delaware on the Effective Date. A copy of the Certificate is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Capitalization

The Company is authorized to issue 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock (the “Preferred Stock”). There will be no change to the number of authorized capital stock of the Company. The Reverse Stock Split will have no effect on the par value of the Common Stock or the Preferred Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the Reverse Stock Split is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company’s operations, economic performance and financial condition and the anticipated effect of the Reverse Stock Split and are based largely on the Company’s beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: the Company’s ability to successfully effect the Reverse Stock Split or realize the anticipated benefits of the Reverse Stock Split; maintenance of our NYSE American LLC listing; and the effect on our stock price and ability to raise equity capital of future sales of shares of Common Stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Amendment.

99.1 Press Release Announcing Reverse Stock Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	June 13, 2024	By:	/s/ Brian Knaley
		Name: Title:	Brian Knaley Chief Executive Officer